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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco Senior Loan Fund

Effective December 3, 2012, Invesco Van Kampen Senior Loan Fund was renamed Invesco Senior Loan Fund.

Nasdaq:
A: VSLAX ▪ B: VSLBX ▪ C: VSLCX ▪ IB: XPRTX ▪ IC: XSLCX

2 Performance Summary
2 Management Discussion
4 Long-Term Fund Performance
5 Supplemental Information
7 Schedule of Investments
22 Financial Statements
25 Notes to Financial Statements
35 Financial Highlights
41 Auditor's Report
42 Fund Expenses
43 Tax Information
44 Proxy Results
T-1 Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Senior Loan Fund, at net asset value (NAV), produced positive returns that outpaced its style-specific benchmark, the CS Leveraged Loan Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/29/12 to 2/28/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	11.56%
Class B Shares	11.38
Class C Shares	10.67
Class IB Shares	11.75
Class IC Shares	11.57
CS Leveraged Loan Index‚ (Style-Specific Index)	8.11

Source(s): ‚Invesco, Bloomberg L.P.

How we invest

We seek to provide a high level of current income, consistent with preservation of capital. We believe a highly diversified pool of senior loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently,

examination of non-core assets and valuation of multiple brand names.

■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■

Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

    The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the senior secured loan market, while experiencing periods of volatility, generated strong returns. During much of the first half of the reporting period, senior loans moved in lock-step with equities and other risk assets as correlation among these asset classes increased. This phenomenon was driven by sympathy to concerns about the eurozone and associated market volatility. At other times, however, loan correlations to the broader financial markets declined when investors adopted a “risk on” appetite, as loan prices were less reactive to macroeconomic headlines from abroad. As the fiscal year progressed, the trend toward higher correlations reversed, and for the first time since the summer of 2007, price volatility of senior secured loans declined as collateralized loan obligation (CLO) issuance, a factor largely missing from the loan market since 2007, created stable demand for loans.

    The US Federal Reserve’s (the Fed) assurance to keep interest rates low through 2014 (and likely beyond) generally dampened demand for senior loan funds from retail investors in the first half of the reporting period; however, increased institutional demand, in the form of CLO buying and unlevered strategic allocations, remained strong. Due to the competitive yields offered by senior secured loans and an improving economic outlook, interest from retail investors picked up as the year progressed.

    Corporate issuers in the senior secured loan market have benefited from robust capital markets in the recent past, and

Portfolio Composition†
By credit quality, based on total investments

Baa	0.6%
Ba	31.9
B	49.3
Caa	6.8
Ca	0.3
Non-Rated	9.8
Equity	1.3

Top Five Fixed Income Issuers

1. Caesars Entertainment Operating Co.	2.6%
2. Reynolds Group Holdings Inc.	2.0
3. Clear Channel Communications, Inc.	1.8
4. First Data Corp.	1.7
5. Texas Competitive Electric Holdings Co., LLC	1.7

Total Net Assets	$1.2 billion

Total Number of Holdings	475

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

†	Source: Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from Aaa (highest) to C (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research and Ratings on the homepage.

2                Invesco Senior Loan Fund

during the reporting period many corporate issuers maintained generally good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. Over the reporting period, the default rate rose slightly, but at the close of the reporting period, loan defaults remained comfortably below historical averages.1

    One of the unique features of the senior secured loan asset class is that it provides investors with a positive component when interest rates are rising. The London Interbank Offered Rate (Libor) component of a senior secured loan interest payment is reset according to the loan contract – typically every 30 to 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. The historically low Libor rates we have seen of late have had a negative impact on the performance of the senior secured loan asset class. We expect these rates will likely increase at some point in the future. However, the Fed has maintained an accommodative monetary policy amid concerns of a slowing economic recovery.

    With 2012 being a year of stability and “risk on” throughout the capital markets, we sought to be prudent in positioning the Fund with respect to credit quality and leverage. During the year, we continued to favor
B-rated2 credits given our view that the economic recovery was likely to hold but not be robust. At the same time, we held our leverage targets relatively constant throughout the year. In terms of specific credit holdings, our decision to exit many of the print media names hurt the Fund’s performance relative to the CS Leveraged Loan Index. In comparison, most of our competitors had largely exited from these distressed holdings, and thus we do not believe our decision was harmful to shareholders. At the same time, our decision to hold onto, and at times add to, Tribune (also in the media industry) was, we believed, the correct decision for the Fund’s investors. With respect to individual sectors, we ended the fiscal year underweight the benchmark in health care, given our view that this sector is “priced for perfection” and yet is facing the possibility of systemic structural changes associated with changes in reimbursement.

    One important factor impacting the return of the Fund relative to its comparative index was the Fund’s use of financial leverage through the use of bank borrowings. As of the close of the reporting period, leverage accounted for 15% of the Fund’s net asset value plus borrowings. The Fund uses leverage because we believe that, over time, leveraging can provide opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, if the prices of securities held by a fund decline, the negative impact of these valuation changes on net asset value and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a fund generally are rising.

    During the reporting period, the Fund used a modest amount of leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates, since the income from senior loans, assuming no defaults, adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    In our view, recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals. We have not materially altered the use of leverage in the Fund as we believe it is difficult to “time” technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research.

    We remained focused on ensuring the Fund had sufficient liquidity while maintaining a well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value sufficient to provide a solid second way out in a worst-case default scenario.

    As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1	Source: Standard & Poor’s LCD
2	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Thomas Ewald Portfolio manager, is manager of Invesco Invesco Senior Loan Fund. He joined Invesco in 2000.
Mr. Ewald earned an AB from Harvard College and an MBA from the University of Virginia Darden School of Business.

Philip Yarrow Chartered Financial Analyst, portfolio manager, is manager of Invesco Senior Loan Fund. He joined
Invesco in 2010. Mr. Yarrow earned a BS in mathematics and economics from The University of Nottingham and a Master of Management degree in finance from Northwestern University.

3                 Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/28/13, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	2.46%
5 Years	3.86
1 Year	7.95

Class B Shares
Inception (2/18/05)	2.20%
5 Years	3.82
1 Year	8.38

Class C Shares
Inception (2/18/05)	2.12%
5 Years	3.77
1 Year	9.67

Class IB Shares
Inception (10/4/89)	4.96%
10 Years	4.75
5 Years	4.57
1 Year	11.75

Class IC Shares
Inception (6/13/03)	4.14%
5 Years	4.54
1 Year	11.57

Effective June 1, 2010, Van Kampen Senior Loan Fund was renamed Invesco Van Kampen Senior Loan Fund and was subsequently renamed Invesco Senior Loan Fund on December 3, 2012. Share class returns will differ because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may

Average Annual Total Returns
As of 12/31/12, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (2/18/05)	2.23%
5 Years	1.53
1 Year	10.00

Class B Shares
Inception (2/18/05)	1.97%
5 Years	1.44
1 Year	10.29

Class C Shares
Inception (2/18/05)	1.90%
5 Years	1.41
1 Year	11.71

Class IB Shares
Inception (10/4/89)	4.89%
10 Years	4.56
5 Years	2.17
1 Year	13.44

Class IC Shares
Inception (6/13/03)	3.98%
5 Years	2.17
1 Year	13.44

be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class IB and Class IC shares was 1.92%, 2.67%, 2.67%, 1.67% and 1.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 3.25% sales charge. Prior to November 30, 2010, Class B share performance reflects an early withdrawal charge of 3% in the first year after purchase and declines to 0% after year five. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class B (after November 30, 2010), Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses on Class A, Class B and Class C shares, performance would have been lower.

continued from page 6

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The return shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classification used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4                Invesco Senior Loan Fund

Invesco Senior Loan Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, Information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Effective November 30, 2010 Class B shares are no longer continuously offered. Class B shares purchased prior to November 30, 2010 are subject to an early withdrawal charge.
■	Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges.

Principal risks of investing in the Fund

■

No trading market for shares risk. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the shares, the Fund does not intend to list the shares for trading on any national securities exchange. There is no secondary trading market for shares. An investment in the shares is illiquid. There is no guarantee that you will be able to sell all of the shares that you desire to sell in any repurchase offer by the Fund.

■

Senior loans risk. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund’s investments, and the adviser relies primarily on its own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the adviser.

    Senior loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many senior loans. As a result, many senior loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate senior loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for senior loans and result in fluctuations in the Fund’s net asset value. However, many senior loans are of a large principal amount and are held by a large number of owners. In the adviser’s opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing senior loans has increased. The risks of illiquidity are particularly important when the Fund’s operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value.

    Selling lenders and other persons positioned between the Fund and the borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

■

Borrower credit risk. Senior loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a senior loan will result in a reduction in income to the Fund, a reduction in the value of the senior loan and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

    The Fund may acquire senior loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including senior loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio senior loans of borrowers that have filed for bankruptcy protection. Because of the protective terms of senior loans, the adviser believes that the Fund is more likely to recover more of its investment in a defaulted senior loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized senior loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior position. Uncollateralized senior loans involve a greater risk of loss.

■

Investment in non-US issuers risk. The Fund may invest up to 20% of its total assets, measured at the time of investment, in senior loans to borrowers that are organized or located in countries other than the United States, provided that no more than 5% of these senior loans or other assets are non-US dollar denominated. Investment in non-US issuers involves special risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-US dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	VSLAX
Class B Shares	VSLBX
Class C Shares	VSLCX
Class IB Shares	XPRTX
Class IC Shares	XSLCX

5                 Invesco Senior Loan Fund

dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-US dollar denominated senior loans or other securities received as part of a reorganization or restructuring.

■

Participations risk. The Fund may purchase participations in senior loans. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a senior loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the senior loan. Certain participations in senior loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in participations in senior loans.

■

Repurchase offer risk. If the Fund repurchases more shares than it is able to sell, the Fund’s net assets may decline and its expense ratios may increase, and the Fund’s ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value. The Fund may borrow money to, among other things, finance repurchases of shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of the common shares.

■

Financial leverage risk. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

    As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund’s operating expenses, the effect of leverage will be to cause the common shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the adviser believes to be an unlikely scenario), the common shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

    During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the common shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the common shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of common shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowings. Further, the terms of such borrowings may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

    If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

■	Certain investment practices risk. The Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions.
■

Anti-takeover provisions risk. The Fund’s Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees.

About indexes used in this report

■	The CS Leveraged Loan Index represents tradable, senior-secured, US dollar-denominated, noninvestment-grade loans.
■

The London Interbank Offered Rate (Libor) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market (or interbank lending market).

■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

continued on page 4

6                Invesco Senior Loan Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Variable Rate Senior Loan Interests–101.94%(a)(b)
Aerospace & Defense–2.74%
ARINC Inc., Second Lien Term Loan	6.21%	10/25/15	$917	$907,025
Aveos Fleet Performance Inc. (Canada),
Revolver Loan (Acquired 01/08/13; Cost $485,287)(c)	0.00%	03/12/13	491	462,413
Revolver Loan (Acquired 02/22/13; Cost $78,301)(c)(d)	0.00%	03/12/13	78	73,799
Term Loan (Acquired 01/08/13; Cost $127,136)(c)	0.00%	03/12/13	128	122,196
AVIO S.p.A. (Italy),
Extended Term Loan B2	3.08%	06/14/17	438	436,645
Extended Term Loan C2	3.95%	12/14/17	467	467,844
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19	2,439	2,466,575
DAE Aviation Holdings, Inc.,
Term Loan B1	6.25%	11/02/18	2,831	2,880,314
Term Loan B2	6.25%	11/02/18	1,283	1,305,742
DigitalGlobe, Inc., Term Loan B	3.75%	01/31/20	1,642	1,653,175
DynCorp International LLC, Term Loan B	6.25%	07/07/16	460	463,393
IAP Worldwide Services, Inc., Extended First Lien Term Loan	10.00%	12/31/15	7,051	5,240,900
Landmark U.S. Holdings LLC,
Canadian Term Loan	5.75%	10/25/19	370	369,508
First Lien Term Loan	5.75%	10/25/19	3,656	3,656,272
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18	679	686,367
PRV Aerospace LLC, Term Loan B	6.50%	05/09/18	3,535	3,561,087
Sequa Corp., Term Loan B	5.25%	06/19/17	3,702	3,753,341
TASC, Inc., Term Loan B	4.50%	12/18/15	5,155	5,152,914
				33,659,510

Air Transport–1.16%
Delta Air Lines, Inc.,
Revolver Loan(d)	0.00%	04/20/16	6,667	6,161,202
Term Loan B1	5.25%	10/18/18	7,009	7,105,023
US Airways Group Inc., Term Loan	2.70%	03/21/14	972	971,177
				14,237,402

Automotive–4.61%
August U.S. Holding Co., Inc.,
Lux First Lien Term Loan	6.25%	04/27/18	1,019	1,032,010
Lux Second Lien Term Loan (Acquired 05/04/12; Cost $925,597)	10.50%	04/26/19	947	960,755
First Lien Term Loan B	6.25%	04/27/18	784	793,869
Second Lien Term Loan (Acquired 05/04/12; Cost $712,614)	10.50%	04/26/19	729	739,696
Federal-Mogul Corp.,
Term Loan B	2.14%	12/29/14	6,821	6,381,951
Term Loan C	2.14%	12/28/15	4,380	4,098,473
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan	4.75%	04/30/19	3,831	3,858,618
Hertz Corp.,
LOC	3.75%	03/09/18	2,102	2,073,438
Term Loan B-1	3.75%	03/11/18	1,906	1,920,553
KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	4,392	4,450,651
Key Safety Systems, Inc., First Lien Term Loan	2.45%	03/08/14	3,464	3,451,812
Metaldyne Co., LLC, Term Loan B	5.00%	12/18/18	7,611	7,573,836
Schaeffler AG (Germany), Term Loan B2	6.00%	01/27/17	6,414	6,443,231
TI Group Automotive Systems, LLC, Term Loan (Acquired 03/12/12-05/23/12; Cost $7,451,195)	6.75%	03/14/18	7,586	7,661,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Automotive–(continued)
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18	$3,868	$3,915,986
Second Lien Term Loan	9.75%	10/09/19	859	884,354
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.46%	07/31/14	45	45,269
Term Loan	2.46%	07/31/14	316	316,043
				56,602,334

Beverage & Tobacco–0.72%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17	3,043	3,118,620
North American Breweries, Inc., Term Loan B	7.50%	12/11/18	2,083	2,130,233
Smart Balance, Inc., Term Loan	7.00%	07/02/18	3,595	3,640,313
				8,889,166

Building & Development–4.57%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-12/31/12; Cost $2,636,305)(e)(f)	11.00%	03/11/16	981	838,830
Revolver Loan(d)(e)	0.00%	03/11/16	1,750	1,548,544
Second Lien Term Loan B (Acquired 05/30/08; Cost $4,680,183)(e)	5.00%	03/12/16	1,627	1,391,433
Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 11/17/06-12/30/11; Cost $3,348,132)(f)	8.00%	01/05/15	2,259	2,134,505
Capital Automotive L.P., Term Loan B	5.25%	03/11/17	14,035	14,140,711
CB Richard Ellis Services, Inc.,
Term Loan C	3.45%	03/05/18	319	320,099
Term Loan D	3.70%	09/04/19	5,055	5,076,746
CPG International Inc., Term Loan	5.75%	09/21/19	717	724,639
Custom Building Products, Inc., Term Loan B	6.00%	12/14/19	3,472	3,506,985
HD Supply, Inc., Term Loan B	4.50%	10/12/17	6,540	6,574,846
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $16,242)(d)(f)	0.00%	02/28/17	16	8,933
PIK Exit Revolver Loan (Acquired 07/19/10-01/29/13; Cost $200,464)(f)	5.00%	02/28/17	200	110,255
Nortek, Inc., Term Loan	5.25%	04/26/17	981	992,619
Re/Max International, Inc., Term Loan	5.50%	04/16/16	1,284	1,295,353
Realogy Corp.,
Extended LOC	4.45%	10/10/16	1	637
Extended Term Loan	4.42%	10/10/16	5,541	5,552,619
LOC	3.20%	10/10/13	879	878,306
Extended Revolver Loan(d)	0.00%	04/10/16	2,097	2,086,821
Extended Revolver Loan	3.25%	04/10/16	4,374	4,352,015
Rhodes Homes, PIK Term Loan (Acquired 11/23/05; Cost $1,613,472)(f)	2.31%	03/31/16	393	348,109
Tomkins Air Distributions, First Lien Term Loan	5.00%	11/09/18	2,135	2,166,372
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17	2,145	2,177,492
				56,226,869

Business Equipment & Services–7.48%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	8.25%	06/17/18	663	670,438
Asurion LLC, Term Loan B1	4.50%	05/24/19	13,938	14,007,701
Audio Visual Services Group, Inc., First Lien Term Loan	6.75%	11/09/18	3,605	3,593,391
Brock Holdings III, Inc., First Lien Term Loan B	6.00%	03/16/17	416	419,991
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18	3,827	3,865,032
Education Management LLC, Extended Revolver Loan(d)	0.00%	06/01/15	2,000	1,598,260
Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	5,849	5,905,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Business Equipment & Services–(continued)
First Data Corp.,
Extended Term Loan B	5.20%	03/24/17	$2,887	$2,897,983
Extended Term Loan B	4.20%	03/23/18	9,577	9,482,187
Term Loan	5.20%	09/24/18	785	787,093
Term Loan B	5.20%	03/24/17	4,424	4,440,162
Garda World Security Corp., Term Loan B	4.50%	11/13/19	764	773,291
iPayment, Inc., Term Loan B	5.75%	05/08/17	6,277	6,334,288
Kronos Inc.,
First Lien Term Loan	4.50%	10/30/19	6,760	6,850,757
Second Lien Term Loan	9.75%	04/30/20	1,322	1,388,531
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	5,164	5,560,147
Mitchell International, Inc.,
Extended First Lien Term Loan	3.81%	03/28/16	302	303,055
Second Lien Term Loan	5.56%	03/28/15	3,897	3,882,071
Sabre, Inc.,
Term Loan B	5.25%	02/19/19	3,998	4,005,540
Term Loan C	4.00%	02/19/18	4,135	4,143,868
SkillSoft Corp., Term Loan B	5.00%	05/26/17	1,605	1,621,703
Sungard Data Systems, Inc.,
Term Loan B	3.85%	02/28/16	4,641	4,661,539
Term Loan C	3.95%	02/28/17	1,611	1,625,430
Term Loan D	4.50%	01/31/20	1,730	1,748,578
WASH Multifamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19	1,342	1,338,418
				91,905,059

Cable & Satellite Television–2.99%
Atlantic Broadband Finance, LLC, Term Loan B	4.50%	11/30/19	1,807	1,830,683
Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	489	492,270
Harron Communications Corp., Term Loan B	5.00%	10/06/17	3,591	3,626,924
Kabel Deutschland GmbH (Germany), Term Loan F1	3.50%	02/01/19	1,328	1,334,918
MCC Illinois, LLC,
Term Loan C	1.68%	01/30/15	1,504	1,504,000
Term Loan E	4.50%	10/23/17	3,993	4,009,377
MCC Iowa LLC,
Term Loan D-1	1.93%	01/30/15	1,135	1,134,036
Term Loan D-2	1.93%	01/30/15	1,866	1,864,164
Term Loan F	4.50%	10/23/17	2,228	2,233,876
WaveDivision Holdings, LLC, Term Loan B	4.00%	08/09/19	2,649	2,668,497
WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18	6,487	6,581,649
Yankee Cable Acquisition, LLC, Term Loan B	6.25%	08/26/16	9,473	9,537,117
				36,817,511

Chemicals & Plastics–4.79%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	6,415	6,511,419
DuPont Performance Coatings, Inc., Term Loan B	4.75%	02/01/20	13,833	14,028,317
Emerald Performance Materials, LLC, Term Loan B	6.75%	05/18/18	3,139	3,154,993
HII Holding Corp., Term Loan B	5.25%	12/20/19	1,944	1,968,773
INEOS Holdings Ltd., Term Loan	6.50%	05/04/18	9,874	10,104,360
Nusil Technology, LLC, Term Loan	5.00%	04/07/17	462	466,103
OM Group, Inc., Term Loan B	5.75%	08/02/17	587	591,441
OMNOVA Solutions, Inc., Term Loan B	5.50%	05/31/17	317	321,620
PQ Corp., Term Loan	4.50%	02/15/18	8,263	8,283,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Chemicals & Plastics–(continued)
Taminco N.V., Term Loan B2	4.25%	02/15/19	$3,057	$3,086,503
TricorBraun, Inc., Term Loan B	5.50%	05/03/18	3,716	3,760,477
Univar Inc., Term Loan B	5.00%	06/30/17	6,592	6,575,255
				58,852,861

Clothing & Textiles–0.69%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18	1,303	1,317,549
Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20	1,383	1,397,582
PVH Corp., Term Loan B	3.25%	02/13/20	4,488	4,532,940
Wolverine World Wide, Inc., Term Loan B	4.00%	10/09/19	1,267	1,280,689
				8,528,760

Conglomerates–0.15%
RGIS Services, LLC, Term Loan C	5.50%	10/18/17	1,792	1,808,853

Containers & Glass Products–3.25%
Berlin Packaging, LLC, First Lien Term Loan	3.20%	08/15/14	5,991	5,908,230
BWAY Corp., Term Loan B	4.50%	08/06/17	5,609	5,682,501
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,624	1,646,034
Exopack, LLC, Term Loan B	6.50%	05/31/17	5,603	5,669,106
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	5,771	5,776,867
Pertus Sechszehnte GmbH (Germany),
Term Loan B2	2.58%	06/12/15	4,045	3,917,023
Term Loan C2	2.83%	06/13/16	4,045	3,937,249
Ranpak Corp., First Lien Term Loan	4.75%	04/20/17	834	834,868
Reynolds Group Holdings Inc., Revolver Loan(d)	0.00%	11/05/14	6,528	6,523,951
				39,895,829

Cosmetics & Toiletries–2.27%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	9,287	9,380,911
Huish Detergents, Inc.,
Incremental Term Loan B	2.21%	04/25/14	5,683	5,683,467
Second Lien Term Loan	4.46%	10/26/14	1,000	987,500
KIK Custom Products, Inc.,
Canadian First Lien Term Loan	2.45%	06/02/14	663	638,145
First Lien Term Loan	2.45%	06/02/14	3,866	3,722,512
Second Lien Term Loan	5.20%	11/28/14	4,800	4,016,016
Levlad, LLC, Term Loan (Acquired 03/26/07; Cost $2,487,514)	10.00%	03/05/15	632	616,457
Marietta Intermediate Holding Corp., PIK First Lien Term Loan B (Acquired 12/22/04-02/04/11; Cost $10,285,012)(e)(f)	7.00%	02/19/15	3,148	2,864,265
				27,909,273

Drugs–2.50%
Grifols Inc., Term Loan B	4.25%	06/01/17	5,613	5,655,899
Harlan Laboratories, Inc., Term Loan B	3.71%	07/11/14	4,679	4,643,549
IMS Health Inc., Term Loan B1	3.75%	09/01/17	2,357	2,368,766
Medpace, Inc., Term Loan B (Acquired 06/21/11; Cost $3,949,972)	6.50%	06/16/17	3,993	3,993,277
Valeant Pharmaceuticals International, Inc., Term Loan C1	3.50%	12/11/19	9,904	9,962,117
Warner Chilcott PLC,
Term Loan B1	4.25%	03/15/18	1,718	1,737,793
Term Loan B1	4.25%	03/15/18	653	659,963
Term Loan B2	4.25%	03/15/18	531	537,256
Term Loan B3	4.25%	03/15/18	1,181	1,194,733
				30,753,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ecological Services & Equipment–2.12%
ADS Waste Holdings, Inc., Term Loan B	4.25%	10/09/19	$7,649	$7,675,794
Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $485,682)	15.50%	03/31/17	486	485,682
ServiceMaster Co. (The),
Extended Term Loan	4.45%	01/31/17	3,078	3,097,325
Term Loan	4.25%	01/31/17	13,046	12,915,498
Synagro Technologies, Inc., First Lien Term Loan B	2.31%	04/02/14	894	853,693
WCA Waste Systems, Inc., Term Loan B (Acquired 03/22/12; Cost $1,055,803)	5.50%	03/23/18	1,065	1,075,506
				26,103,498

Electronics & Electrical–5.25%
Aeroflex Inc., Term Loan B	5.75%	05/09/18	1,437	1,452,641
Blackboard, Inc.,
Second Lien Term Loan	11.50%	04/04/19	2,142	2,113,844
Term Loan B2	6.25%	10/04/18	8,926	9,022,328
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	3,735	3,741,969
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18	2,537	2,563,871
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	4,341	4,170,633
Freescale Semiconductor, Inc.,
Extended Term Loan B-1	4.45%	12/01/16	1,662	1,666,249
Incremental Term Loan B-2	6.00%	02/28/19	8,017	8,047,608
Infor (US), Inc., Term Loan B2	5.25%	04/05/18	4,832	4,901,391
Mirion Technologies, Inc., First Lien Term Loan	6.25%	03/30/18	4,110	4,143,255
Riverbed Technology, Inc., Term Loan	4.00%	12/18/19	2,831	2,873,071
RP Crown Parent, LLC,
First Lien Term Loan	6.75%	12/21/18	7,289	7,416,984
Second Lien Term Loan	11.25%	12/21/19	880	917,163
Sophia, L.P., Term Loan B	4.50%	07/19/18	7,938	8,020,129
SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19	3,104	3,141,809
Term Loan B-2	5.00%	06/07/19	321	325,015
				64,517,960

Equipment Leasing–0.33%
Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,963	4,008,514

Financial Intermediaries–1.87%
Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	392	394,047
Nuveen Investments, Inc., First Lien Term Loan A	5.20%	05/13/17	16,099	15,911,610
RJO Holdings Corp.,
FCM Term Loan	6.21%	12/10/15	151	112,756
Term Loan B	6.96%	12/10/15	5,284	3,817,855
Transfirst Holdings, Inc.,
First Lien Term Loan B	6.25%	12/27/17	2,284	2,319,724
Second Lien Term Loan	11.00%	06/27/18	428	435,492
				22,991,484

Food & Drug Retailers–0.29%
Rite Aid Corp.,
First Lien Term Loan	4.00%	02/21/20	1,554	1,561,719
Second Lien Term Loan	5.75%	08/21/20	1,939	1,989,969
				3,551,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Food Products–2.44%
AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/17	$8,112	$8,239,905
Second Lien Term Loan	9.50%	10/10/17	859	882,564
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18	3,693	3,759,548
Del Monte Corp., Term Loan	4.00%	03/08/18	4,694	4,720,341
Dole Food Co., Inc.,
Term Loan B2	5.03%	07/06/18	3,184	3,194,163
Term Loan C2	5.02%	07/06/18	5,698	5,715,880
JBS USA Holdings, Inc., Term Loan	3.75%	05/25/18	3,508	3,517,114
				30,029,515

Food Service–1.39%
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/19	1,785	1,790,494
Second Lien Term Loan	8.75%	12/21/20	826	829,981
Focus Brands, Inc., First Lien Term Loan B	6.26%	02/21/18	2,689	2,724,589
Landry’s, Inc., Term Loan B	4.75%	04/24/18	3,358	3,380,586
OSI Restaurant Partners, LLC, Term Loan B	4.75%	10/28/19	3,491	3,544,168
Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-01/15/13; Cost $1,801,503)	9.00%	02/17/17	1,795	1,821,829
Wendy’s International, Inc., Term Loan B	4.75%	05/15/19	2,961	2,994,840
				17,086,487

Forest Products–0.32%
John Henry Holdings, Inc., First Lien Term Loan B	6.00%	12/06/18	2,872	2,922,566
Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17	1,053	1,060,485
				3,983,051

Health Care–7.69%
Alere, Inc.,
Incremental Term Loan B1	4.75%	06/30/17	451	456,476
Incremental Term Loan B2	4.75%	06/30/17	2,292	2,321,820
Term Loan B	4.75%	06/30/17	2,608	2,642,770
AMN Healthcare, Inc., Term Loan B	5.75%	04/05/18	1,696	1,711,423
ATI Holdings, Inc., Term Loan	5.75%	12/20/19	1,371	1,386,189
Biomet Inc., Extended Term Loan B-1	4.00%	07/25/17	5,210	5,259,144
CareStream Health, Inc., Term Loan B	5.00%	02/25/17	5,980	6,009,698
DJO Finance LLC,
Extended Term Loan B2	5.20%	11/01/16	2,391	2,414,990
Term Loan B3	6.25%	09/15/17	6,782	6,857,986
Drumm Investors, LLC, Term Loan	5.00%	05/04/18	5,999	5,775,903
Genoa Healthcare Group, LLC,
First Lien Term Loan B	7.25%	08/08/14	622	521,176
PIK Second Lien Term Loan(f)	14.00%	02/10/15	1,130	790,947
HCA, Inc.,
Extended Term Loan B2	3.56%	03/31/17	111	111,410
Extended Term Loan B3	3.45%	05/01/18	9,529	9,590,217
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	931	899,704
Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	810	820,379
Intertrust Group Holding S.A. (Netherlands), Term Loan B	4.50%	02/15/20	1,305	1,308,555
Kindred Healthcare, Inc.,
Term Loan	5.25%	06/01/18	1,561	1,564,610
Term Loan	5.25%	06/01/18	4,882	4,892,606
Kinetic Concepts, Inc., Term Loan C1	5.50%	05/04/18	19,577	19,878,031
Sage Products Holdings, LLC, First Lien Term Loan B	4.25%	12/13/19	1,371	1,375,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Health Care–(continued)
Surgery Center Holdings, Inc., Term Loan B (Acquired 05/09/11; Cost $2,540,365)	6.50%	02/06/17	$2,549	$2,555,497
Surgical Care Affiliates, Inc.,
Extended Revolver Loan(d)	0.00%	06/30/16	3,000	2,820,000
Extended Term Loan	4.31%	12/29/17	7,010	7,039,574
TriZetto Group, Inc.,
Second Lien Term Loan D	8.50%	03/28/19	3,223	3,241,078
Term Loan B	4.75%	05/02/18	10	9,543
Western Dental Services, Inc., Term Loan B	8.25%	11/01/18	2,285	2,286,583
				94,542,010

Home Furnishings–1.33%
Generation Brands, LLC,
PIK Term Loan(f)	10.00%	06/30/14	1,059	898,077
PIK Term Loan(f)	10.00%	06/30/14	993	842,458
Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19	7,608	7,709,382
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,038	2,045,831
Tempur-Pedic International Inc., Term Loan B	5.00%	12/12/19	4,051	4,113,066
Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	783	789,975
				16,398,789

Industrial Equipment–2.02%
Alliance Laundry Systems LLC, Second Lien Term Loan (Acquired 12/11/12; Cost $775,458)	9.50%	12/10/19	783	799,697
Ameriforge Group, Inc.,
First Lien Term Loan	5.00%	12/19/19	2,075	2,100,928
Second Lien Term Loan	8.75%	12/21/20	614	627,042
Apex Tool Group, LLC, Term Loan B	4.50%	01/31/20	3,804	3,849,989
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	2,148	2,199,408
Grede LLC, Term Loan B (Acquired 04/05/12-12/19/12; Cost $5,060,761)	7.00%	04/03/17	5,128	5,179,712
Tank Holding Corp., Term Loan	4.25%	07/09/19	5,407	5,436,981
Unifrax Corp., Term Loan	4.25%	11/28/18	570	575,317
WESCO Distribution, Inc., Term Loan B-1	4.50%	12/12/19	4,008	4,057,867
				24,826,941

Insurance–0.61%
AmWINS Group, Inc., First Lien Term Loan	5.00%	09/06/19	827	825,023
Compass Investors Inc., Term Loan	5.25%	12/27/19	1,380	1,392,379
HMSC Holdings Corp., Second Lien Term Loan	5.70%	10/03/14	1,119	1,031,288
Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17	4,200	4,263,000
				7,511,690

Leisure Goods, Activities & Movies–2.96%
24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,236	6,303,042
Alpha Topco Ltd. (United Kingdom), Extended Term Loan B2	6.00%	04/30/19	9,844	9,997,978
AMC Entertainment, Inc., Term Loan B3	4.75%	02/22/18	719	726,049
AMF Bowling Worldwide, Inc.,
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $79,716)(d)	0.00%	06/30/13	80	79,716
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $186,004)	10.50%	06/30/13	186	186,004
Bright Horizons Family Solutions, Inc., Term Loan B	4.00%	01/30/20	5,140	5,182,058
Equinox Holdings, Inc., First Lien Term Loan	5.50%	01/31/20	3,428	3,468,221
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,632	1,645,166
Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	3,368	3,398,161
Zuffa LLC, Term Loan B	4.50%	02/25/20	5,384	5,357,049
				36,343,444

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Lodging & Casinos–5.32%
Boyd Acquisition Sub, LLC, Term Loan B	5.75%	11/20/17	$289	$293,543
Boyd Gaming Corp.,
Class A Extended Revolver Loan(d)	0.00%	12/17/15	1,557	1,512,569
Class A Extended Revolver Loan	3.67%	12/17/15	3,596	3,494,556
Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.45%	01/28/18	838	764,620
Extended Term Loan B6	5.45%	01/28/18	33,526	30,885,643
Cannery Casino Resorts, LLC,
First Lien Term Loan B	6.00%	10/02/18	4,541	4,608,160
Second Lien Term Loan	10.00%	10/02/19	843	809,837
Centaur Acquisition, LLC, First Lien Term Loan	5.25%	02/20/19	2,728	2,743,094
Golden Nugget, Inc.,
PIK Delayed Draw First Lien Term Loan(f)	3.21%	06/30/14	1,083	1,045,896
PIK First Lien Term Loan B(f)	3.21%	06/30/14	1,880	1,816,038
MGM Resorts International, Term Loan B	4.25%	12/20/19	5,556	5,634,066
Station Casinos, Inc., Term Loan B	5.50%	09/28/19	2,035	2,051,465
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	3,043	3,072,982
Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	6,580	6,647,944
				65,380,413

Nonferrous Metals & Minerals–0.84%
Arch Coal, Inc., Term Loan B	5.75%	05/16/18	6,906	7,045,030
Noranda Aluminum Acquisition Corp., Term Loan B	6.75%	02/28/19	3,296	3,317,626
				10,362,656

Oil & Gas–4.52%
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	8,657	8,797,862
Chesapeake Energy Corp., Term Loan	5.75%	12/02/17	7,381	7,552,670
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	1,521	1,538,184
Glenn Pool Oil & Gas Trust, Term Loan (Acquired 06/08/11; Cost $1,765,914)	4.50%	05/02/16	1,766	1,774,743
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	6,234	6,367,351
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	2,929	2,983,617
Plains Exploration & Production Co., Term Loan	4.00%	11/30/19	4,477	4,500,462
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	4,932	4,990,275
Saxon Enterprises, LLC, Term Loan B	6.75%	02/15/19	3,498	3,536,117
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	5,203	5,285,022
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,708	3,738,242
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	4,555	4,520,711
				55,585,256

Publishing–5.14%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	1,193	1,187,631
Cenveo Corp., Term Loan B	7.00%	12/21/16	8,656	8,717,466
Cygnus Business Media, Inc., PIK Term Loan(e)(f)	9.75%	06/30/13	5,577	2,742,071
EMI Music Publishing Ltd., Term Loan B	5.50%	06/29/18	4,321	4,382,497
Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $8,499,094)(e)	6.50%	12/15/14	6,483	1,296,582
F&W Media, Inc., Term Loan	7.75%	06/09/14	4,810	4,461,440
GateHouse Media, Inc., Revolver Loan(d)	0.00%	02/28/14	1,500	1,275,000
Getty Images, Inc., Term Loan B	4.75%	10/18/19	11,785	11,900,911
Harland Clarke Holdings Corp., Extended Term Loan B2	5.45%	06/30/17	2,892	2,842,876
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/18/07; Cost $1,298,661)	3.55%	04/14/14	1,299	1,136,328
Second Lien Term Loan (Acquired 05/18/07; Cost $1,010,000)	7.29%	04/13/15	1,000	725,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Publishing–(continued)
MC Communications, LLC, PIK Term Loan (Acquired 08/16/04-09/28/12; Cost $7,917,801)(c)(f)	0.00%	06/30/13	$3,923	$588,426
MediMedia USA, Inc.,
Extended Revolver Loan A-2(d)	0.00%	08/15/14	324	292,963
Extended Revolver Loan A-2	7.25%	08/15/14	245	221,307
Term Loan B-2 (Acquired 10/07/11-01/03/13; Cost $1,100,637)	6.25%	08/15/14	1,145	1,070,911
Merrill Communications, LLC, PIK Second Lien Term Loan(c)(f)	0.00%	11/15/13	1,570	1,156,349
Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $3,955,808)	5.52%	11/30/13	3,956	3,105,309
Newsday LLC, Term Loan A	3.70%	10/12/16	2,848	2,848,300
ProQuest LLC, Term Loan B	6.00%	04/13/18	3,337	3,365,774
Southern Graphics, Inc., Term Loan	5.00%	10/17/19	3,992	4,052,153
Tribune Co., Term Loan B	4.00%	12/31/19	5,556	5,591,482
Yb (USA) LLC, Term Loan A3(c)	0.00%	04/30/14	1,403	253,506
				63,214,282

Radio & Television–4.47%
ASP NEP/NCP Holdco, Inc., Second Lien Term Loan	9.50%	07/22/20	189	195,305
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,550	1,567,158
Clear Channel Communications, Inc., Term Loan B	3.85%	01/29/16	18,903	16,232,834
FoxCo Acquisition Sub, LLC, Term Loan B	5.50%	07/14/17	3,275	3,323,704
Granite Broadcasting Corp., First Lien Term Loan B (Acquired 05/24/12; Cost $3,304,472)	8.50%	05/23/18	3,378	3,403,693
Gray Television, Inc., Term Loan B	4.75%	10/12/19	2,823	2,858,624
Intelsat Jackson Holdings S.A., Term Loan B1	4.50%	04/02/18	4,541	4,599,440
LIN Television Corp., Term Loan B	4.00%	12/21/18	1,295	1,308,035
Media Holdco, L.P., Term Loan B	7.25%	06/25/18	1,999	2,018,589
Mission Broadcasting, Inc., Term Loan B	4.50%	12/03/19	226	229,827
Multicultural Radio Broadcasting, Inc., Term Loan	7.00%	06/04/17	1,149	1,138,092
Nexstar Broadcasting, Inc., Term Loan B	4.50%	12/03/19	535	543,629
Nine Entertainment Co., Term Loan B	3.50%	02/05/20	4,084	4,092,232
Raycom TV Broadcasting, Inc., Term Loan B	4.25%	05/31/17	3,665	3,669,493
Univision Communications Inc., Extended First Lien Term Loan	4.45%	03/31/17	9,759	9,792,519
				54,973,174

Retailers (except Food & Drug)–2.77%
Academy, Ltd., Term Loan	4.75%	08/03/18	828	839,578
Collective Brands, Inc., Term Loan	7.25%	10/09/19	1,891	1,912,241
David’s Bridal, Inc.,
Asset-Based Revolver Loan	3.75%	10/05/17	2,300	2,097,404
Term Loan B	5.00%	10/11/19	750	759,245
Educate, Inc., Term Loan (Acquired 06/27/07-06/23/08; Cost $1,572,230)	8.51%	06/16/14	1,600	1,536,111
Guitar Center Inc., Extended Term Loan	5.56%	04/10/17	6,569	6,503,292
Gymboree Corp., Term Loan	5.00%	02/23/18	51	48,906
J. Crew Group, Inc., Term Loan B1	4.00%	03/07/18	502	502,772
National Vision, Inc., Term Loan B	7.00%	08/02/18	2,347	2,376,791
Neiman Marcus Group, Inc. (The), Term Loan B	4.00%	05/16/18	1,440	1,442,624
OSP Group, Inc., First Lien Term Loan	5.50%	02/05/20	2,570	2,595,439
Pep Boys—Manny, Moe & Jack (The), Term Loan B	5.00%	10/11/18	1,932	1,955,762
Savers Inc., Term Loan	5.00%	07/09/19	6,451	6,523,713
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16	1,355	1,327,056
Term Loan B2	5.25%	05/25/18	491	468,654
Term Loan B3	5.25%	05/25/18	325	308,439
Wilton Brands LLC, Term Loan B	7.50%	08/30/18	2,816	2,853,903
				34,051,930

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Steel–0.47%
JMC Steel Group, Inc., Term Loan	4.75%	04/01/17	$2,129	$2,146,203
Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,845	1,865,805
Waupaca Foundry, Inc., Term Loan	5.75%	06/29/17	1,695	1,720,897
				5,732,905

Surface Transport–0.47%
Avis Budget Car Rental, LLC, Term Loan C	4.25%	03/15/19	1,281	1,288,240
JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14	2,810	2,604,375
Kenan Advantage Group, Inc., Term Loan (Acquired 12/20/10; Cost $1,881,608)	4.50%	06/11/16	1,893	1,911,926
				5,804,541

Telecommunications–8.04%
Avaya, Inc.,
Extended Term Loan B1	3.04%	10/24/14	535	533,293
Extended Term Loan B3	4.79%	10/26/17	15,595	14,560,371
Term Loan B5	8.00%	03/31/18	1,484	1,496,364
Cellular South, Inc., Term Loan B	4.50%	07/27/17	3,643	3,673,355
Consolidated Communications, Inc.,
Extended Term Loan B	4.21%	12/31/17	1,194	1,197,706
Term Loan B3	5.25%	12/31/18	7,263	7,360,346
Cricket Communications, Inc., Term Loan	4.75%	10/10/19	1,791	1,801,814
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19	7,231	7,159,255
Genesys Telecom Holdings, U.S., Inc., Term Loan B	4.00%	02/08/20	1,336	1,346,799
Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	3,142	3,156,533
Level 3 Communications, Inc.,
Term Loan	4.75%	08/01/19	11,257	11,369,195
Term Loan B	5.25%	08/01/19	1,514	1,534,341
MetroPCS Wireless, Inc., Term Loan B	4.00%	03/17/18	15,910	15,982,736
NTELOS Inc., Term Loan B	5.75%	11/09/19	7,584	7,434,015
Securus Technologies, Inc.,
First Lien Add on Term Loan 2	6.50%	05/31/17	1,015	1,014,572
First Lien Term Loan 1	6.50%	05/31/17	1,974	1,976,828
Syniverse Holdings, Inc., Delayed Draw Term Loan(d)	0.00%	04/23/19	5,769	5,769,185
TNS, Inc.,
First Lien Term Loan	5.00%	02/14/20	1,879	1,879,292
Second Lien Term Loan	9.00%	08/14/20	165	165,480
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,527	3,530,705
West Corp., Extended Revolver Loan(d)	0.00%	01/15/16	3,192	2,873,185
Windstream Corp., Term Loan B4	3.50%	01/23/20	2,995	3,021,335
				98,836,705

Utilities–3.36%
AES Corp. (The), Term Loan B	5.00%	06/01/18	1,124	1,131,148
Calpine Corp., Term Loan B3	4.00%	10/09/19	6,795	6,859,307
LSP Madison Funding LLC, Term Loan	5.50%	06/28/19	2,347	2,394,443
NSG Holdings LLC, Term Loan	4.75%	12/11/19	902	920,549
Star West Generation LLC, Term Loan B	6.00%	05/17/18	5,859	5,890,045
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.73%	10/10/17	11,455	7,856,092
Term Loan	3.73%	10/10/14	18,204	13,157,203
TPF Generation Holdings LLC, Second Lien Term Loan C	4.56%	12/15/14	3,127	3,126,695
				41,335,482
Total Variable Rate Senior Loan Interests (Cost $1,272,381,663)				1,253,259,195

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Bonds & Notes–11.41%
Air Transport–0.76%
Air Lease Corp.	7.38%	01/30/19	$7,010	$7,500,594
Continental Airlines, Inc.(g)	6.75%	09/15/15	1,700	1,793,500
				9,294,094

Automotive–0.25%
Goodyear Tire & Rubber Co. (The)	6.50%	03/01/21	1,888	1,928,120
HDTFS Inc.(g)	5.88%	10/15/20	1,135	1,186,075
				3,114,195

Business Equipment & Services–0.30%
First Data Corp.(g)	6.75%	11/01/20	3,608	3,716,240

Cable & Satellite Television–0.81%
Lynx II Corp.(g)	5.38%	04/15/21	200	206,000
UPC Broadband Holdings, B.V. (Netherlands)(g)	6.63%	07/01/20	1,385	1,495,767
UPC Broadband Holdings, B.V. (Netherlands)(g)	6.88%	01/15/22	328	356,889
UPC Broadband Holdings, B.V. (Netherlands)(g)	7.25%	11/15/21	7,223	7,963,357
				10,022,013

Chemicals & Plastics–0.81%
Hexion Specialty Chemicals, Inc.	6.63%	04/15/20	1,085	1,076,862
Hexion Specialty Chemicals, Inc.(g)	6.63%	04/15/20	7,672	7,614,460
INEOS Holdings Ltd.(g)	7.50%	05/01/20	291	315,008
INEOS Holdings Ltd.(g)	8.38%	02/15/19	457	501,557
Taminco Global Chemical Corp.(g)	9.75%	03/31/20	419	465,090
				9,972,977

Containers & Glass Products–2.31%
Ardagh Glass Finance (Ireland)(g)	4.88%	11/15/22	753	745,470
Ardagh Glass Finance (Ireland)(g)	7.00%	11/15/20	1,254	1,261,838
Berry Plastics Group, Inc.(h)	5.05%	02/15/15	8,949	8,951,237
Reynolds Group Holdings Inc.	5.75%	10/15/20	9,883	10,228,905
Reynolds Group Holdings Inc.	7.88%	08/15/19	3,197	3,544,674
Reynolds Group Holdings Inc.	9.88%	08/15/19	3,309	3,631,627
				28,363,751

Ecological Services & Equipment–0.09%
Environmental Systems Products Holdings, Inc.	16.00%	12/31/19	1,110	1,104,635

Food Products–0.05%
Chiquita Brands LLC(g)	7.88%	02/01/21	562	572,538

Forest Products–0.30%
Verso Paper Holding LLC(g)	11.75%	01/15/19	440	464,750
Verso Paper Holding LLC	11.75%	01/15/19	3,012	3,181,425
				3,646,175

Health Care–1.52%
Accellent Inc.	8.38%	02/01/17	4,272	4,539,000
Apria Healthcare Group, Inc.	11.25%	11/01/14	9,167	9,476,042
Biomet Inc.(g)	6.50%	08/01/20	866	922,290
DJO Finance LLC	8.75%	03/15/18	2,552	2,819,960
Kindred Healthcare, Inc.	8.25%	06/01/19	1,004	1,004,000
				18,761,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Lodging & Casinos–0.06%
Chester Downs & Marina LLC(g)	9.25%	01/15/20	$836	$806,740

Nonferrous Metals & Minerals–0.13%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17	1,600	1,644,000

Oil & Gas–0.22%
NGPL PipeCo LLC(g)	9.63%	06/01/19	1,456	1,696,240
Tervita Corp. (Canada)(g)	8.00%	11/15/18	938	972,613
				2,668,853

Radio & Television–1.16%
Clear Channel Communications, Inc.(g)	9.00%	12/15/19	5,664	5,295,840
Univision Communications Inc.(g)	6.75%	09/15/22	8,256	8,937,120
				14,232,960

Retailers (except Food & Drug)–0.30%
Claire’s Stores, Inc.(g)	9.00%	03/15/19	2,670	2,967,038
Targus Group International, Inc., PIK (Acquired 12/16/09-12/14/11; Cost $1,907,226)(f)	10.00%	06/14/19	672	671,748
				3,638,786

Telecommunications–0.86%
Goodman Networks, Inc.(g)	12.13%	07/01/18	4,340	4,839,100
Wind Acquisition Finance S.A. (Italy)(g)	7.25%	02/15/18	3,026	3,131,910
Windstream Corp.(g)	6.38%	08/01/23	25	24,625
Windstream Corp.	7.50%	06/01/22	2,483	2,625,772
				10,621,407

Utilities–1.48%
Calpine Corp.(g)	7.50%	02/15/21	7,566	8,228,375
Calpine Corp.(g)	7.88%	01/15/23	1	353
NRG Energy Inc.(g)	6.63%	03/15/23	1,466	1,561,290
NRG Energy Inc.	7.63%	05/15/19	7,763	8,364,633
				18,154,651
Total Bonds & Notes (Cost $134,133,566)				140,335,307

Structured Products–3.83%
Apidos Cinco CDO Ltd. (Cayman Islands)(g)(h)	4.54%	05/14/20	639	588,225
Apidos IX CDO Ltd. (Cayman Islands)(g)(h)	6.80%	07/15/23	1,767	1,761,881
Apidos Quattro CDO Ltd. (Cayman Islands)(g)(h)	3.90%	01/20/19	721	639,796
Apidos X CDO Ltd. (Cayman Islands)(g)(h)	6.73%	10/30/22	2,238	2,216,165
Apidos XI CDO Ltd.(g)(h)	5.25%	01/17/23	3,105	2,910,538
Ares XI CLO Ltd.(g)(h)	3.31%	10/11/21	1,278	1,191,849
Atrium IV CDO Corp.(g)	9.18%	06/08/19	594	609,399
Columbus Nova CLO Ltd.(g)(h)	3.89%	05/16/19	3,167	2,800,582
Columbus Nova CLO Ltd.(g)(h)	3.89%	05/16/19	625	552,688
Flagship CLO VI Corp.(g)(h)	5.06%	06/10/21	1,918	1,754,810
Flagship CLO VI Corp.(g)(h)	5.06%	06/10/21	1,671	1,529,091
Four Corners CLO II, Ltd.(g)(h)	2.15%	01/26/20	573	522,459
Four Corners CLO II, Ltd.(g)(h)	2.15%	01/26/20	191	174,153
Genesis CLO Ltd.(g)(h)	6.81%	10/10/14	1,864	1,894,033
Gramercy Park CLO Ltd.(g)(h)	6.18%	07/17/23	3,695	3,534,180
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(g)(h)	3.90%	04/24/21	2,875	2,544,257
ING Investment Management CLO III, Ltd.(g)(h)	3.80%	12/13/20	2,098	1,848,610
ING Investment Management CLO III, Ltd.(g)(h)	6.15%	10/15/22	807	792,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
ING Investment Management CLO IV, Ltd. (Cayman Islands)(g)(h)	4.55%	06/14/22	$542	$485,108
ING Investment Management CLO IV, Ltd.(g)(h)	5.75%	10/15/23	3,047	2,952,253
KKR Financial CLO Ltd.(g)(h)	5.50%	12/15/24	3,150	3,050,153
Madison Park Funding IV Ltd.(g)(h)	3.91%	03/22/21	2,424	2,243,182
Pacifica CDO VI, Ltd.(g)(h)	4.04%	08/15/21	1,059	939,996
Sierra CLO II Ltd.(h)	3.80%	01/22/21	1,279	1,055,251
Silverado CLO II Ltd.(g)(h)	4.05%	10/16/20	1,545	1,358,494
Slater Mill Loan Fund, L.P.(g)(h)	5.79%	08/17/22	2,023	1,966,486
Symphony CLO IX, Ltd.(g)(h)	5.30%	04/16/22	3,521	3,280,570
Symphony CLO VIII, Ltd.(g)(h)	6.06%	01/09/23	1,916	1,863,915
Total Structured Products (Cost $42,070,025)				47,060,198

			Shares
Common Stocks & Other Equity Interests–1.54%
Building & Development–0.41%
Axia Acquisition Corp.(e)(g)(i)			505	1,263,250
Building Materials Holding Corp.(g)(i)			1,279,379	1,983,037
Lake at Las Vegas Joint Venture, LLC,
Class A (Acquired 07/15/10; Cost $7,938,060)(g)(i)			780	0
Class B (Acquired 07/15/10; Cost $93,975)(g)(i)			9	0
Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(i)			39	0
Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(i)			54	0
Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(i)			60	0
Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(i)			67	0
Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0)(g)(i)			76	0
Newhall Holding Co., LLC, Class A(g)(i)			615,547	923,320
Rhodes Homes(g)(i)			1,038,734	259,684
WCI Communities, Inc.(g)(i)			9,079	635,530
				5,064,821

Chemicals & Plastics–0.04%
Metokote Corp., Wts. expiring 11/22/23 (Acquired 12/05/11; Cost $0)(g)(i)			295	511,304

Conglomerates–0.06%
Euramax International, Inc.(g)(i)			3,272	678,981

Containers & Glass Products–0.00%
Nexpak Corp. (Acquired 09/01/99; Cost $6,411,681)(g)(i)			70	0

Cosmetics & Toiletries–0.17%
Levlad, LLC(g)(i)			4,893	4,892
Marietta Intermediate Holding Corp. (Acquired 12/22/04-01/14/05; Cost $4,632,828)(e)(g)(i)			3,872,488	2,091,144
Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0)(e)(g)(i)			519,444	0
				2,096,036

Ecological Services & Equipment–0.04%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0)(g)(i)			13,648	500,882

Financial Intermediaries–0.01%
RJO Holdings Corp.(g)(i)			2,852	28,516
RJO Holdings Corp., Class A(g)(i)			2,314	1,157
RJO Holdings Corp., Class B(g)(i)			3,000	1,500
				31,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Senior Loan Fund

	Shares	Value
Home Furnishings–0.14%
Generation Brands, LLC (Acquired 01/29/10; Cost $0)(g)(i)	9,358	$0
World Kitchen Inc. (Acquired 01/31/03; Cost $138,363)(g)(i)	52,654	1,688,087
		1,688,087

Leisure Goods, Activities & Movies–0.04%
MEGA Brands Inc. (Canada)(i)	41,386	473,155

Lodging & Casinos–0.39%
Twin River Worldwide Holdings, Inc.,
Class A(g)(i)	189,050	4,076,485
Class B(g)(i)	3,583	716,666
		4,793,151

Oil & Gas–0.00%
Vitruvian Exploration LLC(g)(j)	55,390	13,847

Publishing–0.18%
Affiliated Media, Inc.(g)(i)	81,915	1,064,897
Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148)(e)(g)(i)	8,426	0
Endurance Business Media, Inc., Class A(e)(g)(i)	13,517	135,172
F&W Media, Inc.(g)(i)	18,385	2,298
F&W Media, Inc., Wts. expiring 06/09/14(g)(i)	3,541	443
MC Communications, LLC (Acquired 07/02/09; Cost $0)(g)(i)	739,818	0
SuperMedia, Inc.(g)(i)	4,806	19,416
Tribune Co., Class A(i)	19,027	1,008,431
		2,230,657

Radio & Television–0.04%
AR Broadcasting, LLC, Wts. expiring 02/15/18(g)(i)	1,722	465,073
Cumulus Media Holdings, Inc., Wts. expiring 06/29/19(i)	11,850	24,885
		489,958

Retailers (except Food & Drug)–0.02%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(g)(i)	22,469	296,816

Telecommunications–0.00%
CTM Media Holdings Inc., Class B(j)	127	6,985
Total Common Stocks & Other Equity Interests (Cost $62,379,715)		18,875,853

Preferred Stocks–0.05%
Ecological Services & Equipment–0.05%
Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $78,100)(g)(i)	3,124	568,131

Financial Intermediaries–0.00%
RJO Holdings Corp.(g)(i)	584	44,969

Utilities–0.00%
Genie Energy Ltd.(j)	7,632	55,713
Total Preferred Stocks (Cost $257,720)		668,813

Money Market Funds–0.43%
Liquid Assets Portfolio, Institutional Class(k)	2,658,916	2,658,916
Premier Portfolio, Institutional Class(k)	2,658,917	2,658,917
Total Money Market Funds (Cost $5,317,833)		5,317,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Senior Loan Fund

Value
Time Deposit–0.03%
State Street Bank & Trust Co. ($321,413 par, 0.01% coupon, dated 02/28/13, to be sold on 03/01/13 at $321,413) (Cost $321,413)	$321,413
TOTAL INVESTMENTS–119.23% (Cost $1,516,861,935)	1,465,838,612
BORROWINGS–(17.16)%	(211,000,000)
OTHER ASSETS LESS LIABILITIES–(2.07)%	(25,407,134)
NET ASSETS–100.00%	$1,229,431,478

Investment Abbreviations:

CDO	– Collateralized Debt Obligations
CLO	– Collateralized Loan Obligations
DIP	– Debtor-in-possession
LOC	– Letter of Credit
PIK	– Payment-in-Kind
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended, and may be subject to contractual and legal restrictions on sales. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(c)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $2,656,689, which represented less than 1% of the Fund’s Net Assets.
(d)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(e)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2013 was $14,171,291, which represented 1.15% of the Fund’s Net Assets. See Note 5.
(f)	All or a portion of this security is Payment-in-Kind.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $132,022,517, which represented 10.74% of the Fund’s Net Assets.
(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(i)	Non-income producing security acquired through the restructuring of senior loans.
(j)	Security acquired through the restructuring of senior loans.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,460,275,213)	$1,446,349,488
Investments in affiliates, at value (Cost $56,586,722)	19,489,124
Total investments, at value (Cost $1,516,861,935)	1,465,838,612
Cash	22,017,707
Deposits with broker for collateral	1,732,161
Receivable for:
Investments sold	43,451,579
Interest and fees	8,806,446
Fund shares sold	4,084,330
Fund expenses absorbed	236,495
Investments matured	7,088,584
Investment for trustee deferred compensation and retirement plans	8,609
Other assets	26,768
Total assets	1,553,291,291

Liabilities:
Payable for:
Borrowings	211,000,000
Investments purchased	104,116,661
Income distributions	4,979,696
Fund shares repurchased	249,814
Accrued interest, facilities and maintenance fees	185,300
Accrued fees to affiliates	529,583
Accrued other operating expenses	586,227
Accrued trustees’ and officers’ fees and benefits	10,855
Trustee deferred compensation and retirement plans	93,892
Upfront commitment fees	2,107,785
Total liabilities	323,859,813
Net assets applicable to shares outstanding	$1,229,431,478

Net assets consist of:
Shares of beneficial interest	$2,136,595,938
Undistributed net investment income	(14,667,462)
Undistributed net realized gain (loss)	(805,243,888)
Unrealized appreciation (depreciation)	(87,253,110)
$1,229,431,478

Net Assets:
Class A	$123,446,915
Class B	$12,887,738
Class C	$142,142,641
Class IB	$877,598,085
Class IC	$73,356,099

Shares outstanding, $0.01 par value per share:
Class A	17,921,785
Class B	1,864,897
Class C	20,623,159
Class IB	127,286,598
Class IC	10,644,143
Class A:
Net asset value per share	$6.89
Maximum offering price per share
(Net asset value of $6.89 ÷ 96.75%)	$7.12
Class B
Net asset value and offering price per share	$6.91
Class C
Net asset value and offering price per share	$6.89
Class IB
Net asset value and offering price per share	$6.89
Class IC
Net asset value and offering price per share	$6.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Senior Loan Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest from unaffiliated investments	$94,238,060
Interest and dividends from affiliated investments	1,419,828
Dividends (net of foreign withholding taxes of $5,202)	1,270,764
Total investment income	96,928,652

Expenses:
Advisory fees	10,967,632
Administrative services fees	3,152,245
Custodian fees	355,332
Distribution fees:
Class A	294,533
Class B	53,171
Class C	1,442,718
Class IC	114,444
Interest, facilities and maintenance fees	3,911,519
Transfer agent fees	929,977
Trustees’ and officers’ fees and benefits	125,414
Reports to shareholders	1,167,361
Other	648,902
Total expenses	23,163,248
Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(933,104)
Net expenses	22,230,144
Net investment income	74,698,508

Realized and unrealized gain (loss):
Net realized gain from:
Investment securities	1,936,145
Swap agreements	282,223
2,218,368
Change in net unrealized appreciation (depreciation) of:
Investment securities	60,581,303
Swap agreements	(226,113)
60,355,190
Net realized and unrealized gain	62,573,558
Net increase in net assets resulting from operations	$137,272,066

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$74,698,508	$49,452,245
Net realized gain (loss)	2,218,368	(17,283,771)
Change in net unrealized appreciation	60,355,190	14,587,741
Net increase in net assets resulting from operations	137,272,066	46,756,215

Distributions to shareholders from net investment income:
Class A	(7,462,128)	(7,277,131)
Class B	(813,384)	(738,609)
Class C	(7,967,250)	(7,162,880)
Class IB	(57,794,440)	(29,287,550)
Class IC	(4,846,517)	(4,244,682)
Total distributions to shareholders from net investment income	(78,883,719)	(48,710,852)

Share transactions-net:
Class A	(4,169,249)	(46,712,618)
Class B	(2,744,679)	(4,054,455)
Class C	(12,157,792)	(43,909,612)
Class IB	(107,953,751)	407,736,295
Class IC	(8,772,575)	(14,059,127)
Net increase (decrease) in net assets resulting from share transactions	(135,798,046)	299,000,483
Net increase (decrease) in net assets	(77,409,699)	297,045,846

Net assets:
Beginning of year	1,306,841,177	1,009,795,331
End of year (includes undistributed net investment income of $(14,667,462) and $(11,985,303), respectively)	$1,229,431,478	$1,306,841,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Senior Loan Fund

Statement of Cash Flows

For the year ended February 28, 2013

Cash provided by operating activities:
Net increase in net assets resulting from operations	$137,272,066

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Net realized gain on investment securities	(1,936,145)
Net change in unrealized appreciation on investments	(60,581,304)
Accretion of discounts	(9,178,916)
Amortization of loan fees	2,365,273
Net change in up front commitments	370,105
Purchases of investments	(1,582,175,879)
Sales of investments/principal repayments	1,739,715,990
Increase in interest and fees receivable and other assets	(4,084,356)
Decrease in accrued expenses and other payables	(811,013)
Net change in swap agreements	46,113
Net cash provided by operating activities	221,001,934

Cash provided by (used in) financing activities:
Proceeds from shares of beneficial interest sold	60,563,089
Decrease in amount due to custodian	(370,576)
Disbursements for shares of beneficial interest repurchased	(204,404,548)
Net proceeds from and repayments of borrowings	(17,000,000)
Distributions paid to shareholders from net investment income	(72,382,477)
Net cash provided by (used in) financing activities	(233,594,512)
Net decrease in cash	(12,592,578)
Cash and cash equivalents at beginning of period	41,981,692
Cash and cash equivalents at end of period	$29,389,114

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$5,819,403

Supplemental disclosure of cash flow information:
Cash paid during the period for interest, facilities and maintenance fees	$3,934,674

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Senior Loan Fund, formerly Invesco Van Kampen Senior Loan Fund, (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Prior to October 15, 2012, the Trust was organized as a Massachusetts business trust.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A and Class C shares. The Fund also has outstanding Class B, Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock

25                         Invesco Senior Loan Fund

Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

26                         Invesco Senior Loan Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
J.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

27                         Invesco Senior Loan Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

L.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
O.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate
First $500 million	0.90%
Next $1 billion	0.85%
Next $1 billion	0.825%
Next $500 million	0.80%
Over $3 billion	0.775%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser had contractually agreed, through December 31, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class IB and Class IC shares to 1.32%, 2.07%, 2.07%, 1.32% and 1.32% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the

28                         Invesco Senior Loan Fund

Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement terminated on December 31, 2012.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $254,801.

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serve as custodian and fund accountant and provides certain administrative services of the Fund.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% each of the average daily net assets of Class B and Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. Effective July 1, 2012 Class B shares incurred annual fees up to 0.25% of the average daily net assets. Due to voluntary waivers by IDI, the aggregate distribution and service fees are currently 0.04%, 0.17%, 0.79% and 0.02% of the average daily net assets of Class A, Class B, Class C and Class IC shares, respectively. For the year ended February 28, 2013, IDI waived distribution fees of $247,091, $29,319, $303,652 and $96,380 for Class A, Class B, Class C and Class IC shares, respectively.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2013, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2013, IDI advised the Fund that IDI retained $15,176 in front-end sales commissions from the sale of Class A shares and $6,057, $9,150, $5,823 and $75,516 from Class A, Class B, Class C and Class IB shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$1,153,511,188	$99,748,007	$1,253,259,195
Bonds & Notes	—	139,663,559	671,748	140,335,307
Structured Products	—	47,060,198	—	47,060,198
Equity	6,881,534	11,859,529	6,121,436	24,862,499
Time Deposit	—	321,413	—	321,413
Total Investments	$6,881,534	$1,352,415,887	$106,541,191	$1,465,838,612

29                         Invesco Senior Loan Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the year ended February 28, 2013:

	Beginning Balance, as of February 29, 2012	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net change in unrealized appreciation/ (depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 28, 2013
Variable Rate Senior Loan Interests	$—	$135,000,547	$(10,591,329)	$176,875	$(718,433)	$(41,397,477)	$17,277,824	$—	$99,748,007

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements*
Realized Gain
Credit risk	$282,223
Change in Unrealized Appreciation (Depreciation)
Credit risk	$(226,113)
Total	$56,110

*	The average notional value of swap agreements outstanding during the period was $438,356.

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2013.

	Value 02/29/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 02/28/13	Interest Income
Axia Acquisition Corp., Common Shares	$1,263,250	$—	$—	$—	$—	$1,263,250	$—
Axia Acquisition Corp., PIK Second Lien Term Loan A	577,065	57,784	—	203,981	—	838,830	67,057
Axia Acquisition Corp., Revolver Loan	1,531,046	—	—	17,498	—	1,548,544	17,741
Axia Acquisition Corp., Second Lien Term Loan B	1,017,130	—	—	374,303	—	1,391,433	82,500
Cygnus Business Media, Inc., Common Shares	0	—	—	—	—	0	—
Cygnus Business Media, Inc., PIK Term Loan	2,537,556	—	(61,901)	266,055	361	2,742,071	589,743
Endurance Business Media, Inc., Class A Common Shares	135,172	—	—	—	—	135,172	—
Endurance Business Media, Inc., First Lien Term Loan	1,640,161	—	(77,733)	(241,876)	(23,970)	1,296,582	429,619
Marietta Intermediate Holding Corp., Common Shares	2,672,017	—	—	(580,873)	—	2,091,144	—
Marietta Intermediate Holding Corp., PIK First Lien Term Loan B	2,864,265	—	—	—	—	2,864,265	223,636
Marietta Intermediate Holding Corp., Warrants	0	—	—	—	—	0	—
Total	$14,237,662	$57,784	$(139,634)	$39,088	$(23,609)	$14,171,291	$1,410,296

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,861.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the year ended February 28, 2013, the Fund paid legal fees of $107,079 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 8—Cash Balances and Borrowings

Effective August 16, 2012, the Fund has entered into a $475 million revolving credit and security agreement which will expire on August 14, 2013. The revolving credit agreement is secured by the assets of the Fund.

30                         Invesco Senior Loan Fund

During the year ended February 28, 2013, the average daily balance of borrowing under the Revolving Credit and Security Agreement was $229,794,521 with a weighted interest rate of 1.42%. Expenses under the credit agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Unfunded Loan Commitments

As of February 28, 2013, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
AMF Bowling Worldwide, Inc.	DIP Term Loan	$79,716	$79,716
Aveos Fleet Performance Inc.	First Lien Revolver Loan	78,301	73,799
Axia Acquisition Corp.	Revolver Loan	1,749,767	1,548,544
Boyd Gaming Corp.	Extended Revolver Loan	1,556,677	1,512,569
Delta Air Lines, Inc.	Revolver Loan	6,666,741	6,161,202
Education Management LLC	Extended Revolver Loan	2,000,000	1,598,260
GateHouse Media Operating, Inc.	Revolver Loan	1,500,000	1,275,000
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	16,242	8,933
MediMedia USA, Inc.	Tranche A-2 Revolver Loan	324,172	292,963
Realogy Corp.	Extended Revolver Loan	2,097,308	2,086,821
Reynolds Group Holding, Inc.	Extended Revolver Loan	6,528,031	6,523,951
Surgical Care Affiliates, Inc.	Extended Revolver Loan	3,000,000	2,820,000
Syniverse Holdings, Inc.	Delayed Draw Term Loan	5,769,185	5,769,185
West Corp.	Extended Revolver Loan	3,192,428	2,873,185
		$34,558,568	$32,624,128

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$78,883,719	$48,710,852
Long-term capital gain	—	—
Total distributions	$78,883,719	$48,710,852

2013
Undistributed ordinary income	$5,841,094
Net unrealized appreciation (depreciation) — investments	(71,990,496)
Net unrealized appreciation (depreciation) — investments matured	(36,229,787)
Temporary book/tax differences	(92,772)
Post-October deferrals	(19,976,456)
Capital loss carryforward	(784,716,043)
Shares of beneficial interest	2,136,595,938
Total net assets	$1,229,431,478

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences, defaulted bonds and partnership interests.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

31                         Invesco Senior Loan Fund

The Fund utilized $1,434,937 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2014	$21,900,119	$—	$21,900,119
February 28, 2015	48,144,741	—	48,144,741
February 28, 2016	10,160,798	—	10,160,798
February 28, 2017	245,312,620	—	245,312,620
February 28, 2018	312,979,210	—	312,979,210
February 28, 2019	93,431,313	—	93,431,313
Not subject to expiration	—	52,787,242	52,787,242
	$731,928,801	$52,787,242	$784,716,043

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of December 19, 2011, the date of reorganization of Invesco Prime Income Trust into the Fund, are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $1,544,289,404 and $1,759,642,758, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$56,296,666
Aggregate unrealized (depreciation) of investment securities	(128,287,162)
Net unrealized appreciation (depreciation) of investment securities	$(71,990,496)

Cost of investments for tax purposes is $1,537,829,108.

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, partnership reclass, sales of bonds with premium and capital loss carryforward limitations, on February 28, 2013, undistributed net investment income was increased by $1,503,052, undistributed net realized gain (loss) was increased by $78,342,082 and shares of beneficial interest was decreased by $79,845,134. This reclassification had no effect on the net assets of the Fund.

32                         Invesco Senior Loan Fund

NOTE 13—Share Information

	Summary of Share Activity
	Years ended
	February 28, 2013(a)		February 29, 2012
	Shares	Amount	Shares	Amount
Sold:
Class A	3,927,554	$26,599,779	2,151,755	$13,635,446
Class B	77,946	528,471	215,497	1,354,689
Class C	2,337,867	15,785,296	1,730,455	10,669,929
Class IB	2,606,346	17,630,991	1,137,086	2,421,764
Class IC	223,585	1,510,301	203,675	937,005

Issued as reinvestment of dividends:
Class A	186,512	1,244,323	272,613	1,782,004
Class B	25,454	170,544	34,979	228,476
Class C	93,868	612,669	234,970	1,537,151
Class IB	481,263	3,163,178	1,621,906	10,587,121
Class IC	94,189	628,689	195,785	1,277,544

Issued in connection with acquisitions:(b)
Class IB	—	—	76,281,967	485,474,553

Automatic conversion of Class B shares to Class A shares:
Class A	122,405	829,223	125,186	816,005
Class B	(122,088)	(829,223)	(125,060)	(816,005)

Reacquired:
Class A	(4,900,803)	(32,842,574)	(9,696,262)	(62,946,073)
Class B	(389,171)	(2,614,471)	(745,110)	(4,821,615)
Class C	(4,240,290)	(28,555,757)	(8,663,852)	(56,116,692)
Class IB	(19,129,390)	(128,747,920)	(13,935,993)	(90,747,143)
Class IC	(1,617,512)	(10,911,565)	(2,486,705)	(16,273,676)
Net increase (decrease) in share activity	(20,222,265)	$(135,798,046)	48,552,892	$299,000,483

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on December 19, 2011, the Fund acquired all of the net assets of Invesco Prime Income Trust (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Fund on October 19, 2011. The acquisition was accomplished by a tax-free exchange of 76,281,967 shares of the Fund for 67,758,842 outstanding shares of the Target Fund as of the close of business on December 16, 2011. Shares of the Target Fund were exchanged for Class IB shares of the Fund, respectively, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, December 16, 2011. The Target Fund’s net assets at that date of $485,474,553, including $72,816,998 of unrealized depreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $829,059,192. The net assets of the Fund immediately following the acquisition were $1,314,533,745.
The pro forma results of operations for the year ended February 29, 2012, assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$41,624,318
Net realized/unrealized gains (losses)	(16,899,758)
Change in net assets resulting from operations	$24,724,560

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since December 19, 2011.

33                         Invesco Senior Loan Fund

NOTE 14—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2013, there were no Senior Loans purchased by the Fund on a participation basis.

NOTE 15—Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2013:

		Amount per Share
Share Class	Record Date	Payable March 31, 2013	Payable April 30, 2013
Class A	Daily	0.0361	0.0361
Class B	Daily	0.0362	0.0362
Class C	Daily	0.0318	0.0318
Class IB	Daily	0.0375	0.0375
Class IC	Daily	0.0366	0.0366

NOTE 16—Repurchase of Shares

The Fund has a policy to making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the monthly offers is between 6% and 8% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended February 28, 2013, the Fund had twelve monthly Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 16, 2012	6.0%	2,881,840	1.5%
April 20, 2012	6.0	2,871,145	1.5
May 18, 2012	6.0	2,404,006	1.2
June 15, 2012	6.0	2,694,053	1.4
July 20, 2012	6.0	2,790,443	1.5
August 17, 2012	6.0	2,359,242	1.2
September 21, 2012	6.0	3,100,325	1.7
October 19, 2012	6.0	3,088,029	1.7
November 16, 2012	6.0	2,123,426	1.2
December 21, 2012	6.0	4,019,950	2.2
January 18, 2013	6.0	1,813,930	1.0
February 15, 2013	6.0	2,071,147	1.2

34                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended February 28, 2013		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
							2010		2009		2008
Net asset value, beginning of period	$6.58		$6.73		$6.29		$5.60		$7.48		$8.65
Net investment income(a)	0.40		0.33		0.18		0.28		0.40		0.61
Net gains (losses) on securities (both realized and unrealized)	0.34		(0.15)		0.44		0.76		(1.86)		(1.17)
Total from investment operations	0.74		0.18		0.62		1.04		(1.46)		(0.56)
Less:
Dividends from net investment income	(0.43)		(0.33)		(0.18)		(0.31)		(0.42)		(0.61)
Return of capital	—		—		—		(0.04)		—		—
Total distributions	(0.43)		(0.33)		(0.18)		(0.35)		(0.42)		(0.61)
Net asset value, end of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.48
Total return at net asset value	11.56	%(b)(c)	2.80	%(b)(c)	9.97	%(b)(c)	18.78	%(b)	(18.60	)%(d)	(6.70	)%(d)
Net assets, end of period (000’s omitted)	$123,447		$122,252		$173,137		$188,589		$166,448		$281,436
Portfolio turnover rate(e)	101%		87%		44%		55%		33%		35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.71	%(c)(f)	1.74	%(c)	1.71	%(c)(g)	1.89%		2.34%		2.51%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.40	%(c)(f)	1.47	%(c)	1.37	%(c)(g)	1.57%		1.86%		1.44%
Without fee waivers and/or expense reimbursements	1.94	%(c)(f)	1.99	%(c)	1.96	%(c)(g)	2.14%		2.59%		2.76%
Ratio of net investment income with fee waivers and/or expense reimbursements	5.98	%(c)(f)	5.10	%(c)	4.86	%(c)(g)	4.53%		7.57%		7.55%

Senior indebtedness:
Total borrowings (000’s omitted)	$211,000		$228,000		$178,000		$198,000		$132,000		$458,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,827		$6,732		$6,673		$6,239		$8,538		$4,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.04%, 0.00% and 0.00% for the years ended February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% of early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to 25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $117,813.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

35                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class B
	Year ended February 28, 2013		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
							2010		2009		2008
Net asset value, beginning of period	$6.58		$6.73		$6.29		$5.60		$7.48		$8.65
Net investment income(a)	0.39		0.28		0.15		0.23		0.36		0.55
Net gains (losses) on securities (both realized and unrealized)	0.34		(0.15)		0.44		0.77		(1.86)		(1.17)
Total from investment operations	0.73		0.13		0.59		1.00		(1.50)		(0.62)
Less:
Dividends from net investment income	(0.40)		(0.28)		(0.15)		(0.28)		(0.38)		(0.55)
Return of capital	—		—		—		(0.03)		—		—
Total distributions	(0.40)		(0.28)		(0.15)		(0.31)		(0.38)		(0.55)
Net asset value, end of period	$6.91		$6.58		$6.73		$6.29		$5.60		$7.48
Total return at net asset value	11.38	%(b)(c)	2.03	%(b)(c)	9.50	%(b)(c)	17.90	%(b)	(19.24	)%(d)	(7.43	)%(d)
Net assets, end of period (000’s omitted)	$12,888		$14,948		$19,455		$17,902		$16,974		$29,589
Portfolio turnover rate(e)	101%		87%		44%		55%		33%		35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.84	%(c)(f)	2.49	%(c)	2.46	%(c)(g)	2.64%		3.11%		3.24%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.53	%(c)(f)	2.22	%(c)	2.12	%(c)(g)	2.32%		2.63%		2.20%
Without fee waivers and/or expense reimbursements	2.07	%(c)(f)	2.74	%(c)	2.71	%(c)(g)	2.89%		3.36%		3.49%
Ratio of net investment income with fee waivers and/or expense reimbursements	5.85	%(c)(f)	4.35	%(c)	4.10	%(c)(g)	3.79%		6.85%		6.76%

Senior indebtedness:
Total borrowing outstanding (000’s omitted)	$211,000		$228,000		$178,000		$198,000		$132,000		$458,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,827		$6,732		$6,673		$6,239		$8,538		$4,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.17%, 0.75% and 0.75% for the years ended February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $13,880.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

36                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class C
	Year ended February 28, 2013		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
							2010		2009		2008
Net asset value, beginning of period	$6.58		$6.73		$6.29		$5.60		$7.48		$8.65
Net investment income(a)	0.35		0.28		0.15		0.23		0.36		0.55
Net gains (losses) on securities (both realized and unrealized)	0.33		(0.15)		0.44		0.77		(1.86)		(1.17)
Total from investment operations	0.68		0.13		0.59		1.00		(1.50)		(0.62)
Less:
Dividends from net investment income	(0.37)		(0.28)		(0.15)		(0.28)		(0.38)		(0.55)
Return of capital	—		—		—		(0.03)		—		—
Total distributions	(0.37)		(0.28)		(0.15)		(0.31)		(0.38)		(0.55)
Net asset value, end of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.48
Total return at net asset value	10.67	%(b)(c)	2.03	%(b)(c)	9.50	%(b)(c)	17.90	%(b)	(19.24	)%(d)	(7.43	)%(d)
Net assets, end of period (000’s omitted)	$142,143		$147,551		$195,963		$207,828		$196,591		$338,551
Portfolio turnover rate(e)	101%		87%		44%		55%		33%		35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	2.46	%(c)(f)	2.49	%(c)	2.46	%(c)(g)	2.64%		3.10%		3.26%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	2.15	%(c)(f)	2.22	%(c)	2.12	%(c)(g)	2.32%		2.62%		2.20%
Without fee waivers and/or expense reimbursements	2.69	%(c)(f)	2.74	%(c)	2.71	%(c)(g)	2.89%		3.35%		3.51%
Ratio of net investment income with fee waivers and/or expense reimbursements	5.23	%(c)(f)	4.35	%(c)	4.11	%(c)(g)	3.79%		6.83%		6.79%

Senior indebtedness:
Total borrowing outstanding (000’s omitted)	$211,000		$228,000		$178,000		$198,000		$132,000		$458,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,827		$6,732		$6,673		$6,239		$8,538		$4,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.79%, 0.75% and 0.75% for the years ended February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $144,272.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

37                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class IB
	Year ended February 28, 2013		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
							2010		2009		2008
Net asset value, beginning of period	$6.58		$6.73		$6.29		$5.60		$7.49		$8.66
Net investment income(a)	0.40		0.33		0.18		0.28		0.40		0.61
Net gains (losses) on securities (both realized and unrealized)	0.34		(0.15)		0.44		0.76		(1.87)		(1.17)
Total from investment operations	0.74		0.18		0.62		1.04		(1.47)		(0.56)
Less:
Dividends from net investment income	(0.43)		(0.33)		(0.18)		(0.31)		(0.42)		(0.61)
Return of capital	—		—		—		(0.04)		—		—
Total distributions	(0.43)		(0.33)		(0.18)		(0.35)		(0.42)		(0.61)
Net asset value, end of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.49
Total return at net asset value	11.59	%(b)	2.80	%(b)	9.97	%(b)	18.77	%(b)	(18.56	)%(c)	(6.69	)%(c)
Net assets, end of period (000’s omitted)	$877,598		$943,491		$526,800		$527,108		$520,252		$815,141
Portfolio turnover rate(d)	101%		87%		44%		55%		33%		35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.67	%(e)	1.74%		1.71	%(f)	1.89%		2.34%		2.49%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.36	%(e)	1.47%		1.37	%(f)	1.57%		1.88%		1.45%
Without fee waivers and/or expense reimbursements	1.69	%(e)	—		—		—		—		—
Ratio of net investment income with fee waivers and/or expense reimbursements	6.02	%(e)	5.10%		4.85	%(f)	4.54%		7.60%		7.51%

Senior indebtedness:
Total borrowing outstanding (000’s omitted)	$211,000		$228,000		$178,000		$198,000		$132,000		$458,000
Asset coverage per $1,000 unit of senior indebtedness(g)	$6,827		$6,732		$6,673		$6,239		$8,538		$4,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $908,637.
(f)	Annualized.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

38                         Invesco Senior Loan Fund

NOTE 17—Financial Highlights—(continued)

	Class IC
	Year ended February 28, 2013		Year ended February 29, 2012		Seven months ended February 28, 2011		Years ended July 31,
							2010		2009		2008
Net asset value, beginning of period	$6.58		$6.73		$6.29		$5.60		$7.49		$8.66
Net investment income(a)	0.40		0.33		0.18		0.28		0.40		0.61
Net gains (losses) on securities (both realized and unrealized)	0.34		(0.15)		0.44		0.76		(1.87)		(1.17)
Total from investment operations	0.74		0.18		0.62		1.04		(1.47)		(0.56)
Less:
Dividends from net investment income	(0.43)		(0.33)		(0.18)		(0.31)		(0.42)		(0.61)
Return of capital	—		—		—		(0.04)		—		—
Total distributions	(0.43)		(0.33)		(0.18)		(0.35)		(0.42)		(0.61)
Net asset value, end of period	$6.89		$6.58		$6.73		$6.29		$5.60		$7.49
Total return at net asset value	11.57	%(b)(c)	2.80	%(b)(c)	9.97	%(b)(c)	18.77	%(b)	(18.71	)%(d)	(6.69	)%(d)
Net assets, end of period (000’s omitted)	$73,356		$78,600		$94,440		$95,928		$94,721		$155,865
Portfolio turnover rate(e)	101%		87%		44%		55%		33%		35%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements	1.69	%(c)(f)	1.74	%(c)	1.71	%(c)(g)	1.89%		2.35%		2.49%
With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.38	%(c)(f)	1.47	%(c)	1.37	%(c)(g)	1.57%		1.88%		1.45%
Without fee waivers and/or expense reimbursements	1.84	%(c)(f)	1.89	%(c)	1.86	%(c)(g)	2.04%		2.50%		2.64%
Ratio of net investment income with fee waivers and/or expense reimbursements	6.00	%(c)(f)	5.10	%(c)	4.85	%(c)(g)	4.54%		7.60%		7.52%

Senior indebtedness:
Total borrowing outstanding (000’s omitted)	$211,000		$228,000		$178,000		$198,000		$132,000		$458,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$6,827		$6,732		$6,673		$6,239		$8,538		$4,538

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.02%, 0.00% and 0.00% for the years ended February 28, 2013 and February 29, 2012 and the seven months ended February 28, 2011, respectively.
(d)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined service fees of up to 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests. For the period ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $614,414,753 and sold of $43,505,288 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Prime Income Trust into the Fund.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $76,296.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

39                         Invesco Senior Loan Fund

NOTE 18—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Invesco Senior Loan Fund (the “Fund”) is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Fund in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them, which was about $4,358,540. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. The First Lienholders’ appeal was stayed pending a decision by the Eleventh Circuit. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeals of the Transeastern Lenders and the First Lienholders, including additional liability issues being asserted by the First Lien Lenders, are currently pending before the District Court.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

40                         Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Senior Loan Fund (formerly known as Invesco Van Kampen Senior Loan Fund; hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 29, 2013

Houston, Texas

41                         Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2012 through February 28, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (02/28/13)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/13)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,064.50	$8.70	$1,016.36	$8.50	1.70%
B	1,000.00	1,063.60	8.70	1,016.36	8.50	1.70
C	1,000.00	1,060.00	12.51	1,012.65	12.23	2.45
IB	1,000.00	1,064.80	8.29	1,016.76	8.10	1.62
IC	1,000.00	1,064.60	8.55	1,016.51	8.35	1.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2012 through February 28, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. The Fund’s adviser had contractually agreed, through December 31, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class B, Class C, Class IB and Class IC shares to 1.32%, 2.07%, 2.07%, 1.32% and 1.32% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.91%, 1.91%, 2.66%, 1.66% and 1.81% for Class A, Class B, Class C, Class IB and Class IC shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $9.78, $9.77, $13.59, $8.50 and $9.27 for Class A, Class B, Class C, Class IB and Class IC shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $9.54, $9.54, $13.27, $8.30 and $9.05 for Class A, Class B, Class C, Class IB and Class IC shares, respectively.

42                         Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	1.51%
Corporate Dividends Received Deduction*	1.46%
Tax-Exempt Interest Dividends*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

43                         Invesco Senior Loan Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Senior Loan Fund (the “Fund”) was held on July 17, 2012 and adjourned with respect to one proposal, until August 14, 2012 and further adjourned until September 25, 2012. The Meeting on September 25, 2012 was held for the following purpose:

(1)	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

The September 25, 2012 voting results on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust	97,686,060	3,138,123	4,963,479	73,722,272

44                         Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. Since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	1997	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	137	Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy; Trustee/Managing General Partner of funds in the Fund Complex
Independent Trustees
David C. Arch — 1945 Trustee	1997	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company
Linda Hutton Heagy — 1948 Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ orOfficer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures
Hugo F. Sonnenschein — 1940 Trustee	1997	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977)	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ orOfficer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Senior Loan Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, The Invesco Van Kampen Closed-End Funds	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Senior Loan Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number: 811-05845 VK-SLO-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$68,500	N/A	$65,300	N/A
Audit-Related Fees(2)	$6,500	0%	$5,000	0%
Tax Fees(3)	$9,100	0%	$10,300	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$84,100	0%	$80,600	0%

PWC billed the Registrant aggregate non-audit fees of $15,600 for the fiscal year ended February 28, 2013, and $15,300 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to the line of credit compliance procedures. Audit –Related fees for the fiscal year end February 29, 2012 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES – RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

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commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

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Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

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•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

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•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

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VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are often difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case, Invesco votes such proposals on a case-by-case basis.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

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“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Senior Loan Fund

By:	/s/ Colin Meadows
Colin D. Meadows
Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin D. Meadows
Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.